SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2001

                               Vista Bancorp, Inc.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

         New Jersey                    0-21264                  22-2870972
----------------------------         -----------             ----------------
(State or other jurisdiction         (Commission             (I.R.S. employer
of incorporation)                   file number)                  Id. No.)

305 Roseberry Street, P.O. Box 5360, Phillipsburg, New Jersey       08865
-------------------------------------------------------------     ---------
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code: (908) 859-9500

Former name or former address, if changed from last report: Not Applicable.


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                              VISTA BANCORP, INC.
                                   FORM 8-K

Item 1.     Changes in Control of Registrant

            Not Applicable.

Item 2.     Acquisition or Disposition of Assets.

            Not Applicable.

Item 3.     Bankruptcy or Receivership.

            Not Applicable.

Item 4.     Changes in Registrant's Certifying Accountant.

            Not Applicable

Item 5.     Other Events.

            On March 16, 2001, the Registrant informed those shareholders of record as of March 12, 2001, of the impending contest for the election of directors at the 2001 annual meeting of shareholders.

Item 6.     Resignations of Registrant's Directors.

            Not Applicable.

Item 7.     Financial Statements and Exhibits.

            A copy of the notice to shareholders is attached hereto as exhibit
            1.

Item 8.     Change in fiscal year.

            Not Applicable

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          VISTA BANCORP, INC.
                                          -------------------
                                          (Registrant)

Date: March 16, 2001               /s/ Barbara Harding
                                    ------------------------------
                                    Barbara Harding, President and
                                    Chief Executive Officer